UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08207

T. Rowe Price Tax-Efficient Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: February 28, 2021

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Tax-Efficient Equity Fund	February 28, 2021
PREFX	Investor Class
TEEFX	I Class

T. ROWE PRICE TAX-EFFICIENT EQUITY FUND

HIGHLIGHTS

■	The Tax-Efficient Equity Fund returned 43.53% in a year of extraordinary performance for growth stocks.

■	The fund has made only minimal taxable distributions since its inception 20 years ago, reflecting our attempts to generate strong, long-term after-tax returns. Its tax efficiency since its inception on December 29, 2000, through February 28, 2021, was 99.83%, thus indicating that the portfolio’s after-tax returns are close to its pretax returns. Focusing only on pretax returns like other funds would likely indicate a large tax bill.

■	While most equity portfolio managers pursue only pretax returns, our focus on after-tax returns makes this fund nearly unique among its peers. To help us minimize taxable events, we aim to keep the portfolio’s turnover rate low. The 25.7% portfolio turnover rate in our fiscal year was higher than normal, as we recognized some losses at the onset of the pandemic that we can use to offset some gains.

■	While stocks are fairly valued, we continue to believe that equities are better investments than bonds for those who seek long-term capital growth. Given extraordinarily low nominal interest rates, many fixed income securities have poor long-term prospects and are thus unattractive investments. With inflation-adjusted yields below 0%, bond investors earning negative “real” yields and returns will lose real purchasing power over time.

■	We believe that staying fully invested, focusing on longer-term investment horizons, favoring quality companies, and factoring valuations and risks into our investment decisions have made our strategy successful and that our disciplined approach will continue to produce favorable pretax and after-tax returns over time.

Log in to your account at troweprice.com for more information.

*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

CIO Market Commentary

Dear Shareholder

Nearly all major stock and bond indexes produced positive results during your fund’s fiscal year, the 12-month period ended February 28, 2021. After the spread of the coronavirus caused a steep sell-off at the start of the period, extraordinary fiscal and monetary support from global governments and central banks helped spur a rebound, and the emergence of vaccines later in 2020 provided hope that the end of the pandemic was in sight.

The Federal Reserve played a key role in setting the stage for a recovery. In March, the central bank quickly cut interest rates to near zero and began purchasing massive amounts of government, mortgage-backed, and corporate bonds to stimulate the economy and increase liquidity in the fixed income market. In addition, the federal government has provided over $3 trillion in coronavirus relief, and Congress appeared poised to pass another $1.9 trillion aid package as the period was coming to an end.

The economy began to grow again by the second half of the year, marking one of the fastest recoveries on record. Although unemployment has remained elevated, recent economic data have been more encouraging. Retail sales for January exceeded expectations, jumping 5.3%, helped by a 10% increase in personal income that was bolstered by direct payments to individuals as part of the late-December stimulus package. Durable goods orders were better than expected, and the housing market also remained strong.

While consumer inflation remained muted, some investors became concerned that stronger growth and additional fiscal stimulus could spark higher inflation. As a result, bond yields rose and stocks pulled back at the end of the period.

Despite the stumble at the end of February, U.S. equities produced remarkable gains over the period. The small-cap Russell 2000 Index and the technology-heavy Nasdaq Composite Index both advanced more than 50% over the 12 months, while the large-cap S&P 500 Index was up over 30%. Within the S&P 500, information technology and consumer discretionary shares led the way.

Corporate earnings were resilient during the period. According to FactSet, overall earnings for the S&P 500 in the fourth quarter rose nearly 4% versus the year before—a large upward revision from the more than 9% decline analysts expected before earnings reporting season began. Price-to-earnings ratios remained well above longer-term averages, however.

Within the fixed income universe, Treasuries recorded negative results overall as concerns about a pickup in inflation caused intermediate- and longer-term yields to jump from the record lows they reached early in the pandemic. However, most bond sectors produced positive returns over the 12 months. Corporate debt outperformed, and the market easily absorbed a torrent of new issuance as solid corporate earnings provided fundamental support. Municipal bonds experienced unprecedented volatility at the start of the period, but munis benefited from federal aid, and state tax revenues held up far better than many expected.

As we look ahead, the widespread rollout of coronavirus vaccines provides hope for a return to normal, and very supportive monetary and fiscal policies, along with pent-up consumer demand, could provide support for additional market gains. However, we are aware that there are risks as well as opportunities in this environment. There are signs of speculation in markets, as shown by the rapid rise in cryptocurrencies and the frothy prices recorded by some initial public offerings.

While valuations are still attractive in some areas, many sectors are trading at elevated levels, and a meaningful increase in inflation could result in a regime change in financial markets. We believe that strong fundamental analysis and skilled active security selection will remain a critical component of investment success.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks to maximize after-tax growth of capital through investments primarily in common stocks.

FUND COMMENTARY

How did the fund perform in the past 12 months?

Stocks plunged in March 2020 but rebounded sharply through the end of our fiscal year ended February 28, 2021. Growth stocks produced extraordinary returns. The Tax-Efficient Equity Fund returned 43.53% versus 45.22% for its benchmark, the Russell 3000 Growth Index, and 53.50% for the Lipper Multi-Cap Growth Funds Index. (Performance for the fund’s I Class shares will vary due to a different fee structure. The fund’s I Class shares are designed to be sold to various institutional investors and generally require a minimum initial investment of $1 million. Past performance cannot guarantee future results. Investors should note that the fund’s short-term performance is highly unusual and unlikely to be sustained.)

What factors influenced the fund’s performance?

The portfolio’s structure was an important factor. Large-cap stocks outperformed for much of 2020 and dramatically outperformed over the last five years. Your portfolio is tilted away from the largest stocks and has more exposure to mid-caps than the benchmark. A good example of this phenomenon is Apple. Notwithstanding the fact that it is a large position in the portfolio, we are underweighted versus the Russell benchmark. In the last year, its total return was more than 78%. Apple is an outstanding company, but it is also a highly valued stock that is mature. We found better long-term opportunities among smaller, faster-growing companies. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Our overall stock selection was a modest negative factor; our sector tilts also detracted slightly. The consumer discretionary sector was an area in which our stock choices lagged. The primary issue was underweighting Tesla, which returned more than 405% in the last year and was simply too expensive to justify adding to our stake. We have owned Tesla since January 2015. Our investments in hotel and resort operators, especially Wynn Resorts, were hurt by the pandemic-related reduction in travel. On the plus side, Airbnb and Chewy were strong contributors. Airbnb enables travelers to go online and locate private rental locations offered by “hosts” as an alternative to traditional hotels, while Chewy is an online marketplace for pet products, including food, hardgoods, and prescription and over-the-counter medications. The company’s subscription model provides a relatively predictable revenue stream as automatic shipments to customers compose about two-thirds of sales.

In the industrials and business services sector, we believe there are many companies that are world-class in their respective niches. We favor high-quality industrials companies that provide more stable earnings under varying economic conditions. Our stakes in airline companies fared poorly over the last year due to reduced travel. However, one of our largest absolute contributors over the last year was CoStar Group, an independent real estate data supplier to a fragmented, growing end market. CoStar occupies a dominant position within the online advertising market for apartments, and we have confidence in the company’s longer-term growth prospects given its scale advantage and more accurate information than peers.

Stock selection in the communication services sector—where we emphasize entertainment and interactive media businesses over traditional media—was advantageous, and our investments in Google’s parent Alphabet and social media giant Facebook were robust over the last year. Snap also produced excellent returns. This social media company operates Snapchat, an image and video communication tool that is especially popular among younger users. The company has benefited from increased user growth and engagement.

The fund has made only minimal taxable distributions since its inception 20 years ago, reflecting our attempts to generate strong, long-term after-tax returns. Its tax efficiency since its inception on December 29, 2000, through February 28, 2021, was 99.83%, thus indicating that the portfolio’s after-tax returns are close to its pretax returns. Focusing only on pretax returns as other funds do would likely indicate a large tax bill. (The fund’s tax efficiency ratio is calculated by dividing its after-tax return by its pretax return.) While most equity portfolio managers pursue only pretax returns, our focus on after-tax returns makes this fund nearly unique among its peers. To help us minimize taxable events, we aim to keep the portfolio’s turnover rate low. The 25.7% portfolio turnover rate in our fiscal year was higher than normal, as we recognized some losses at the onset of the pandemic that we can use to offset some gains. We aim to keep the portfolio’s gain recognition rate low, as we actively harvest losses when they are material.

How is the fund positioned?

Some of the fund’s fundamental characteristics were similar to those of the Russell 3000 Growth Index. For example, its historical earnings growth rate over the last five years (20.3%) matched that of the index, and its projected long-term earnings growth rate (16.7%) also matched that of the benchmark. On the other hand, the portfolio’s 12-month forward price/earnings ratio (36.9) exceeded that of the index (30.7), while the return on equity (ROE) of its holdings was 26.4% versus 30.8% for the benchmark. We believe a high ROE—which measures how effectively and efficiently a company and its management are using stockholder investments—is desirable, but we do not necessarily seek companies with the highest ROEs. We prefer businesses with steady and sustainable growth and profitability, rather than companies whose growth and profitability are unsustainably high. The portfolio’s investment-weighted median market capitalization was about $81.1 billion versus $211.1 billion for the benchmark. As indicated earlier, we prefer mid-caps over large-caps because we believe that they offer better long-term growth potential, as well as better returns given the strong run that larger companies have had over the past several years.

The fund does not make major sector bets and focuses on stock selection. In addition, our cash position is always very low, as market timing is nearly impossible to get right. As shown in the Sector Diversification table on page 6, the fund’s information technology allocation, at 43.3% of assets, was our largest in absolute terms and was in line with that of the benchmark. As our longer-term investors know, we are broadly diversified in the tech sector and favor companies with strong business models in industries with high barriers to entry and low risk of commoditization. This is usually a “winner takes all” space, and we try to avoid value traps whose business models are challenged by competing products or services.

Our consumer discretionary and health care commitments were our next largest, though we underweighted both versus the Russell index. In the consumer discretionary sector, which includes an eclectic assortment of businesses, including retailers and restaurants, we seek companies with good business models, excellent cash flow, and other favorable attributes that leave them in a position of relative strength. We focus our investments in leading companies within their respective niches and avoid retailers that Amazon.com can easily attack. We are reasonably diversified in the health care sector, where we favor managed care companies reflective of demographic factors and desires for increased access to health care services, as well as health care device companies. To a lesser extent, we also look for innovative biotechnology companies with promising products that address large, unmet needs.

Our main sector overweights are in the communication services, industrials and business services, and financials segments. We owned no utilities stocks at the end of February and had very little exposure to energy, real estate, or materials. Most companies in those sectors do not meet our growth criteria.

What is portfolio management’s outlook?

Equities produced remarkable gains during our fiscal year, with growth stocks dramatically outperforming value. The current environment is marked by speculation, as indicated by expensive initial public offerings skyrocketing on their first day of trading as a public company, coordinated retail buying of certain stocks through social media, and an increasing number of “blind pools” or special purpose acquisition companies (SPACs) raising capital to purchase businesses. While some investors are willing to seek growth at any price, we believe it is essential not to overpay for companies that are growing very fast and seem to have good long-term prospects but really are subject to a wide range of possible outcomes. We are very disciplined in our investment approach with respect to controlling risk and paying reasonable prices for our holdings.

While stocks are fairly valued, we continue to believe that equities are better investments than bonds for those who seek long-term capital growth. Many fixed income securities have poor long-term prospects and are thus unattractive investments. Nominal interest rates are extraordinarily low and are below the rate of inflation. With inflation-adjusted yields below 0%, bond investors earning negative “real” yields and returns will lose real purchasing power over time.

While we do not know how long the coronavirus pandemic will last, or how long economic activity will remain depressed, we are convinced that it is in the best interests of our long-term investors for us to maintain our investment discipline and adhere to our well-established investment process of researching and selecting growth companies with favorable attributes. We believe that the basic tenets of our strategy—staying fully invested, focusing on longer-term investment horizons, favoring quality companies, and factoring valuations and risks into our investment decisions—have made our strategy successful over the long term and that our disciplined approach will continue to produce favorable pretax and after-tax returns over time.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN THE TAX-EFFICIENT EQUITY FUND

Common stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect a particular company or industry.

The fund’s focus on large and medium-sized companies subjects the fund to the risks that larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and that they may be less capable of responding quickly to competitive challenges and industry changes. Because the fund focuses on large and medium-sized companies, its share price could be more volatile than a fund that invests only in large companies. Medium-sized companies typically have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies.

Different investment styles tend to shift into and out of favor depending on market conditions and investor sentiment. The fund’s growth approach to investing could cause it to underperform when compared with other stock funds that employ a different investment style. Growth stocks tend to be more volatile than certain other types of stocks, and their prices may fluctuate more dramatically than the overall stock market. A stock with growth characteristics can experience sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market. In addition, the fund’s attempts at investing in a tax-efficient manner could cause it to underperform similar funds that do not make tax efficiency a primary focus.

BENCHMARK INFORMATION

Note: Frank Russell Company (Russell) is the source and owner of the Russell index data contained or reflected in these materials and all trademarks and copyrights related thereto. Russell® is a registered trademark of Russell. Russell is not responsible for the formatting or configuration of these materials or for any inaccuracy in T. Rowe Price Associates’ presentation thereof.

Note: Lipper, a Thomson Reuters Company, is the source for all Lipper content reflected in these materials. Copyright 2021 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

PORTFOLIO HIGHLIGHTS

## TWENTY-FIVE LARGEST HOLDINGS

| | Percent of Net Assets 2/28/21 |
|---|---|
| Amazon.com | 4.8% |
| Alphabet | 4.6 |
| Apple | 4.4 |
| Microsoft | 4.0 |
| Facebook | 2.8 |
| Visa | 2.1 |
| NVIDIA | 1.9 |
| Mastercard | 1.9 |
| PayPal Holdings | 1.6 |
| UnitedHealth Group | 1.5 |
| Salesforce.com | 1.4 |
| Tesla | 1.3 |
| KLA | 1.1 |
| Adobe | 0.9 |
| Home Depot | 0.9 |
| CoStar Group | 0.9 |
| Shopify | 0.8 |
| Netflix | 0.8 |
| Qualcomm | 0.7 |
| Intuit | 0.7 |
| S&P Global | 0.7 |
| Snap | 0.7 |
| Square | 0.7 |
| ServiceNow | 0.7 |
| Twilio | 0.7 |
| **Total** | **42.6%** |

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

February 28, 2021

## PORTFOLIO OF INVESTMENTS‡

(Cost and value in $000s)

| | Shares | $ Value |
|---|---|---|
| **COMMON STOCKS 99.3%** | | |
| **COMMUNICATION SERVICES 12.3%** | | |
| **Entertainment 2.7%** | | |
| Activision Blizzard | 9,000 | 860 |
| Electronic Arts | 12,900 | 1,728 |
| Netflix (1) | 12,000 | 6,466 |
| Roku (1) | 12,500 | 4,944 |
| Sea, ADR (1) | 5,700 | 1,343 |
| Spotify Technology (1) | 13,500 | 4,150 |
| Take-Two Interactive Software (1) | 4,152 | 766 |
| Zynga, Class A (1) | 78,700 | 878 |
| | | 21,135 |
| **Interactive Media & Services 9.3%** | | |
| Alphabet, Class C (1) | 17,579 | 35,806 |
| Baidu, ADR (1) | 5,800 | 1,644 |
| Bumble, Class A (1) | 6,959 | 468 |
| Facebook, Class A (1) | 83,186 | 21,430 |
| IAC/InterActiveCorp (1) | 3,246 | 795 |
| Match Group (1) | 22,374 | 3,420 |
| Pinterest, Class A (1) | 32,600 | 2,627 |
| Snap, Class A (1) | 83,600 | 5,489 |
| ZoomInfo Technologies, Class A (1) | 2,434 | 128 |
| | | 71,807 |
| **Media 0.2%** | | |
| Altice USA, Class A (1) | 10,800 | 363 |
| Cable One | 553 | 1,059 |
| | | 1,422 |
| **Wireless Telecommunication Services 0.1%** | | |
| T-Mobile US (1) | 6,773 | 813 |
| | | 813 |
| Total Communication Services | | 95,177 |
| **CONSUMER DISCRETIONARY 15.0%** | | |
| **Auto Components 0.0%** | | |
| Aptiv | 1,410 | 211 |
| | | 211 |
| **Automobiles 1.4%** | | |
| Ferrari | 4,240 | 837 |
| Tesla (1) | 14,725 | 9,947 |
| | | 10,784 |

| | | |
|---|---|---|
| **Distributors 0.0%** | | |
| Pool | 581 | 195 |
| | | 195 |
| **Diversified Consumer Services 0.3%** | | |
| Bright Horizons Family Solutions (1) | 6,000 | 958 |
| Grand Canyon Education (1) | 1,821 | 191 |
| Service Corp. International | 21,480 | 1,026 |
| Terminix Global Holdings (1) | 3,900 | 175 |
| | | 2,350 |
| **Hotels, Restaurants & Leisure 1.9%** | | |
| Airbnb, Class B, Acquisition Date: 4/16/14 - 7/14/15, Cost $337 (1)(2) | 13,472 | 2,641 |
| Chipotle Mexican Grill (1) | 2,700 | 3,893 |
| Domino's Pizza | 4,637 | 1,607 |
| MGM Resorts International | 2,500 | 95 |
| Papa John's International | 2,400 | 216 |
| Restaurant Brands International | 12,802 | 767 |
| Starbucks | 23,775 | 2,568 |
| Wynn Resorts | 1,300 | 171 |
| Yum China Holdings | 21,198 | 1,269 |
| Yum! Brands | 12,200 | 1,263 |
| | | 14,490 |
| **Household Durables 0.1%** | | |
| NVR (1) | 250 | 1,125 |
| | | 1,125 |
| **Internet & Direct Marketing Retail 6.9%** | | |
| Alibaba Group Holding, ADR (1) | 16,463 | 3,914 |
| Amazon.com (1) | 12,079 | 37,360 |
| Booking Holdings (1) | 607 | 1,413 |
| Chewy, Class A (1)(3) | 24,241 | 2,462 |
| Etsy (1) | 16,098 | 3,546 |
| MercadoLibre (1) | 1,900 | 3,112 |
| Wayfair, Class A (1) | 4,000 | 1,156 |
| | | 52,963 |
| **Multiline Retail 0.6%** | | |
| Dollar General | 19,248 | 3,638 |
| Dollar Tree (1) | 8,851 | 869 |
| Ollie's Bargain Outlet Holdings (1) | 4,392 | 363 |
| | | 4,870 |
| **Specialty Retail 2.8%** | | |
| AutoZone (1) | 1,054 | 1,223 |

| | | |
|---|---|---|
| Burlington Stores (1) | 3,700 | 958 |
| CarMax (1) | 14,489 | 1,732 |
| Five Below (1) | 2,200 | 409 |
| Home Depot | 25,840 | 6,676 |
| O'Reilly Automotive (1) | 7,053 | 3,155 |
| RH (1) | 500 | 245 |
| Ross Stores | 11,200 | 1,306 |
| TJX | 31,077 | 2,051 |
| Tractor Supply | 14,252 | 2,265 |
| Ulta Beauty (1) | 4,900 | 1,579 |
| Williams-Sonoma | 2,800 | 368 |
| | | 21,967 |
| **Textiles, Apparel & Luxury Goods 1.0%** | | |
| Lululemon Athletica (1) | 10,360 | 3,229 |
| NIKE, Class B | 33,449 | 4,508 |
| | | 7,737 |
| Total Consumer Discretionary | | 116,692 |
| **CONSUMER STAPLES 3.2%** | | |
| **Beverages 1.6%** | | |
| Boston Beer, Class A (1) | 550 | 566 |
| Brown-Forman, Class B | 12,512 | 896 |
| Coca-Cola | 35,600 | 1,744 |
| Constellation Brands, Class A | 10,000 | 2,141 |
| Diageo, ADR (3) | 23,300 | 3,675 |
| Keurig Dr Pepper | 24,615 | 751 |
| Monster Beverage (1) | 15,028 | 1,319 |
| PepsiCo | 7,277 | 940 |
| | | 12,032 |
| **Food & Staples Retailing 0.1%** | | |
| Casey's General Stores | 2,000 | 404 |
| | | 404 |
| **Food Products 0.5%** | | |
| Conagra Brands | 4,996 | 170 |
| Darling Ingredients (1) | 7,500 | 473 |
| Hershey | 11,283 | 1,643 |
| McCormick | 17,162 | 1,446 |
| Tyson Foods, Class A | 2,500 | 169 |
| | | 3,901 |
| **Household Products 0.4%** | | |
| Church & Dwight | 15,915 | 1,253 |
| Clorox | 5,267 | 954 |

| | | |
|---|---|---|
| Colgate-Palmolive | 8,400 | 632 |
| Reynolds Consumer Products | 5,816 | 160 |
| | | 2,999 |
| **Personal Products 0.3%** | | |
| Estee Lauder, Class A | 7,700 | 2,201 |
| | | 2,201 |
| **Tobacco 0.3%** | | |
| Philip Morris International | 23,100 | 1,941 |
| | | 1,941 |
| Total Consumer Staples | | 23,478 |
| **ENERGY 0.0%** | | |
| **Oil, Gas & Consumable Fuels 0.0%** | | |
| Venture Global LNG, Series B, Acquisition Date: 3/8/18, Cost $15 (1)(2)(4) | 5 | 28 |
| Venture Global LNG, Series C, Acquisition Date: 10/16/17 - 3/8/18, Cost $216 (1)(2)(4) | 58 | 323 |
| Total Energy | | 351 |
| **FINANCIALS 3.6%** | | |
| **Banks 0.2%** | | |
| First Republic Bank | 7,100 | 1,170 |
| SVB Financial Group (1) | 1,000 | 505 |
| | | 1,675 |
| **Capital Markets 2.9%** | | |
| BlackRock | 2,600 | 1,806 |
| Cboe Global Markets | 8,979 | 888 |
| Charles Schwab | 23,083 | 1,425 |
| CME Group | 7,310 | 1,460 |
| FactSet Research Systems | 800 | 243 |
| Intercontinental Exchange | 8,200 | 904 |
| MarketAxess Holdings | 4,760 | 2,646 |
| Moody's | 7,461 | 2,051 |
| MSCI | 8,100 | 3,358 |
| Nasdaq | 1,200 | 166 |
| S&P Global | 16,910 | 5,569 |
| Tradeweb Markets, Class A | 28,640 | 2,085 |
| | | 22,601 |
| **Insurance 0.5%** | | |
| Assurant | 1,300 | 160 |
| Marsh & McLennan | 12,500 | 1,440 |
| Progressive | 22,033 | 1,894 |

| | | |
|---|---|---|
| Selectquote (1) | 16,261 | 496 |
| | | 3,990 |
| Total Financials | | 28,266 |
| **HEALTH CARE 13.8%** | | |
| **Biotechnology 3.1%** | | |
| ACADIA Pharmaceuticals (1) | 6,600 | 323 |
| Acceleron Pharma (1) | 5,000 | 681 |
| Agios Pharmaceuticals (1) | 2,000 | 95 |
| Alnylam Pharmaceuticals (1) | 6,801 | 1,007 |
| Amgen | 16,799 | 3,778 |
| Argenx, ADR (1) | 1,733 | 573 |
| Ascendis Pharma, ADR (1) | 2,154 | 334 |
| Biogen (1) | 3,108 | 848 |
| BioMarin Pharmaceutical (1) | 8,400 | 650 |
| Biontech, ADR (1) | 16,528 | 1,802 |
| Blueprint Medicines (1) | 2,400 | 236 |
| CRISPR Therapeutics (1) | 1,972 | 248 |
| Denali Therapeutics (1) | 1,500 | 108 |
| Exact Sciences (1) | 18,707 | 2,546 |
| Exelixis (1) | 19,800 | 429 |
| Fate Therapeutics (1) | 2,300 | 206 |
| FibroGen (1) | 3,800 | 190 |
| Genmab, ADR (1) | 37,588 | 1,273 |
| Incyte (1) | 14,935 | 1,175 |
| Ionis Pharmaceuticals (1) | 6,850 | 359 |
| Kodiak Sciences (1) | 1,745 | 225 |
| Mirati Therapeutics (1) | 900 | 181 |
| Neurocrine Biosciences (1) | 5,745 | 629 |
| Regeneron Pharmaceuticals (1) | 2,900 | 1,307 |
| Sage Therapeutics (1) | 1,300 | 111 |
| Seagen (1) | 12,198 | 1,843 |
| TG Therapeutics (1) | 2,729 | 119 |
| Ultragenyx Pharmaceutical (1) | 4,000 | 566 |
| United Therapeutics (1) | 1,200 | 201 |
| Vertex Pharmaceuticals (1) | 8,086 | 1,719 |
| | | 23,762 |
| **Health Care Equipment & Supplies 3.4%** | | |
| ABIOMED (1) | 2,300 | 747 |
| Align Technology (1) | 6,786 | 3,848 |
| Becton Dickinson & Company | 3,100 | 748 |
| Cooper | 3,600 | 1,390 |
| DexCom (1) | 10,215 | 4,063 |
| Hologic (1) | 14,500 | 1,045 |

| | | |
|---|---|---|
| ICU Medical (1) | 613 | 127 |
| IDEXX Laboratories (1) | 7,362 | 3,830 |
| Intuitive Surgical (1) | 6,780 | 4,996 |
| iRhythm Technologies (1) | 1,000 | 161 |
| JAND, Class A, Acquisition Date: 11/19/20, Cost $10 (1)(2)(4) | 391 | 10 |
| Novocure (1) | 4,000 | 596 |
| Ortho Clinical Diagnostics Holdings (1) | 11,618 | 201 |
| Penumbra (1) | 2,900 | 825 |
| Quidel (1) | 3,040 | 499 |
| STERIS | 2,365 | 413 |
| Teleflex | 4,600 | 1,831 |
| West Pharmaceutical Services | 2,200 | 618 |
| | | 25,948 |
| **Health Care Providers & Services 2.8%** | | |
| Acadia Healthcare (1) | 3,300 | 182 |
| Amedisys (1) | 3,700 | 938 |
| Anthem | 7,247 | 2,197 |
| Centene (1) | 13,549 | 793 |
| DaVita (1) | 3,800 | 388 |
| Humana | 3,553 | 1,349 |
| McKesson | 13,000 | 2,204 |
| Molina Healthcare (1) | 8,314 | 1,802 |
| UnitedHealth Group | 34,600 | 11,495 |
| Universal Health Services, Class B | 1,600 | 201 |
| | | 21,549 |
| **Health Care Technology 0.7%** | | |
| Multiplan (1) | 18,919 | 135 |
| Teladoc Health (1) | 3,768 | 833 |
| Veeva Systems, Class A (1) | 15,092 | 4,227 |
| | | 5,195 |
| **Life Sciences Tools & Services 2.6%** | | |
| Adaptive Biotechnologies (1) | 4,527 | 256 |
| Agilent Technologies | 20,008 | 2,442 |
| Avantor (1) | 109,738 | 3,058 |
| Bio-Rad Laboratories, Class A (1) | 3,000 | 1,754 |
| Bruker | 3,500 | 214 |
| Illumina (1) | 4,319 | 1,898 |
| IQVIA Holdings (1) | 3,300 | 636 |
| Mettler-Toledo International (1) | 2,213 | 2,470 |
| PPD (1) | 6,426 | 225 |
| Repligen (1) | 10,800 | 2,294 |
| Thermo Fisher Scientific | 10,519 | 4,734 |
| | | 19,981 |

| | | |
|---|---|---|
| **Pharmaceuticals 1.2%** | | |
| Catalent (1) | 9,700 | 1,103 |
| Elanco Animal Health (1) | 40,114 | 1,318 |
| Eli Lilly and Company | 14,600 | 2,991 |
| Horizon Therapeutics (1) | 10,700 | 973 |
| Perrigo | 3,421 | 138 |
| Royalty Pharma, Class A | 4,200 | 196 |
| Zoetis | 18,568 | 2,882 |
| | | 9,601 |
| Total Health Care | | 106,036 |
| **INDUSTRIALS & BUSINESS SERVICES 7.1%** | | |
| **Aerospace & Defense 0.6%** | | |
| BWX Technologies | 6,200 | 360 |
| Huntington Ingalls Industries | 1,000 | 176 |
| L3Harris Technologies | 5,617 | 1,022 |
| Northrop Grumman | 3,700 | 1,079 |
| TransDigm Group (1) | 2,928 | 1,688 |
| | | 4,325 |
| **Air Freight & Logistics 0.5%** | | |
| Expeditors International of Washington | 2,700 | 248 |
| United Parcel Service, Class B | 22,626 | 3,571 |
| | | 3,819 |
| **Building Products 0.5%** | | |
| A.O. Smith | 3,500 | 208 |
| Allegion | 5,600 | 609 |
| Fortune Brands Home & Security | 6,300 | 524 |
| Trane Technologies | 14,400 | 2,206 |
| | | 3,547 |
| **Commercial Services & Supplies 1.1%** | | |
| Cintas | 10,100 | 3,276 |
| Copart (1) | 10,426 | 1,138 |
| IAA (1) | 28,000 | 1,642 |
| Ritchie Bros Auctioneers | 3,000 | 163 |
| Rollins | 23,000 | 763 |
| Waste Connections | 17,710 | 1,730 |
| | | 8,712 |
| **Construction & Engineering 0.0%** | | |
| Valmont Industries | 1,200 | 284 |
| | | 284 |

| | | |
|---|---|---|
| **Electrical Equipment 0.5%** | | |
| AMETEK | 1,787 | 211 |
| Array Technologies (1) | 8,900 | 330 |
| Generac Holdings (1) | 5,000 | 1,648 |
| Hubbell | 1,100 | 195 |
| Rockwell Automation | 3,472 | 845 |
| Shoals Technologies Group, Class A (1) | 6,539 | 213 |
| | | 3,442 |
| **Industrial Conglomerates 0.1%** | | |
| Roper Technologies | 1,842 | 696 |
| | | 696 |
| **Machinery 0.5%** | | |
| Cummins | 4,163 | 1,054 |
| Deere | 4,347 | 1,518 |
| Graco | 2,500 | 173 |
| IDEX | 925 | 181 |
| Middleby (1) | 700 | 102 |
| Otis Worldwide | 4,000 | 255 |
| PACCAR | 4,000 | 364 |
| Toro | 1,800 | 181 |
| | | 3,828 |
| **Professional Services 2.2%** | | |
| Booz Allen Hamilton Holding | 10,200 | 787 |
| Clarivate (1) | 3,352 | 76 |
| CoStar Group (1) | 8,041 | 6,624 |
| Dun & Bradstreet Holdings (1) | 7,748 | 169 |
| Equifax | 11,614 | 1,880 |
| IHS Markit | 23,923 | 2,157 |
| Leidos Holdings | 2,400 | 212 |
| TransUnion | 38,651 | 3,255 |
| Verisk Analytics | 12,581 | 2,062 |
| | | 17,222 |
| **Road & Rail 1.0%** | | |
| JB Hunt Transport Services | 2,809 | 413 |
| Kansas City Southern | 8,119 | 1,724 |
| Landstar System | 1,400 | 224 |
| Old Dominion Freight Line | 9,067 | 1,947 |
| Union Pacific | 18,200 | 3,749 |
| | | 8,057 |
| **Trading Companies & Distributors 0.1%** | | |
| Fastenal | 4,100 | 190 |
| United Rentals (1) | 2,000 | 595 |

| | | |
|---|---|---|
| Watsco | 1,068 | 260 |
| | | 1,045 |
| Total Industrials & Business Services | | 54,977 |
| **INFORMATION TECHNOLOGY 42.8%** | | |
| **Communications Equipment 0.1%** | | |
| Motorola Solutions | 5,300 | 930 |
| | | 930 |
| **Electronic Equipment, Instruments & Components 1.4%** | | |
| Amphenol, Class A | 29,647 | 3,726 |
| CDW | 24,493 | 3,843 |
| Cognex | 7,912 | 653 |
| IPG Photonics (1) | 800 | 182 |
| Keysight Technologies (1) | 3,918 | 555 |
| Littelfuse | 793 | 206 |
| Zebra Technologies, Class A (1) | 2,846 | 1,421 |
| | | 10,586 |
| **IT Services 11.9%** | | |
| Accenture, Class A | 15,836 | 3,973 |
| Akamai Technologies (1) | 9,300 | 879 |
| Automatic Data Processing | 4,500 | 783 |
| Black Knight (1) | 28,528 | 2,188 |
| Broadridge Financial Solutions | 8,261 | 1,177 |
| EPAM Systems (1) | 4,537 | 1,695 |
| Euronet Worldwide (1) | 1,554 | 233 |
| Fidelity National Information Services | 6,503 | 897 |
| Fiserv (1) | 13,000 | 1,500 |
| FleetCor Technologies (1) | 6,700 | 1,858 |
| Gartner (1) | 8,100 | 1,450 |
| Genpact | 6,600 | 267 |
| Global Payments | 6,357 | 1,259 |
| GoDaddy, Class A (1) | 20,377 | 1,653 |
| Mastercard, Class A | 41,700 | 14,755 |
| MongoDB (1) | 6,000 | 2,315 |
| Okta (1) | 13,100 | 3,425 |
| Paychex | 4,300 | 392 |
| PayPal Holdings (1) | 48,673 | 12,648 |
| Shopify, Class A (1) | 5,100 | 6,533 |
| Snowflake, Class A (1) | 2,346 | 609 |
| Square, Class A (1) | 23,000 | 5,291 |
| StoneCo, Class A (1) | 12,466 | 1,070 |
| Twilio, Class A (1) | 13,248 | 5,205 |
| VeriSign (1) | 7,292 | 1,415 |
| Visa, Class A | 74,800 | 15,887 |

| | | |
|---|---|---|
| WEX (1) | 667 | 139 |
| Wix.com (1) | 5,800 | 2,022 |
| | | 91,518 |
| **Semiconductors & Semiconductor Equipment 8.2%** | | |
| Advanced Micro Devices (1) | 31,000 | 2,620 |
| Analog Devices | 6,345 | 989 |
| Enphase Energy (1) | 9,600 | 1,690 |
| Entegris | 33,060 | 3,478 |
| KLA | 26,776 | 8,333 |
| Lam Research | 6,260 | 3,551 |
| Marvell Technology Group | 8,302 | 401 |
| Maxim Integrated Products | 21,000 | 1,957 |
| Microchip Technology | 29,411 | 4,489 |
| MKS Instruments | 2,000 | 330 |
| Monolithic Power Systems | 9,912 | 3,712 |
| NVIDIA | 27,200 | 14,921 |
| ON Semiconductor (1) | 14,300 | 576 |
| QUALCOMM | 41,575 | 5,662 |
| Skyworks Solutions | 18,100 | 3,218 |
| Taiwan Semiconductor Manufacturing, ADR | 27,400 | 3,451 |
| Teradyne | 10,000 | 1,286 |
| Xilinx | 22,369 | 2,915 |
| | | 63,579 |
| **Software 16.8%** | | |
| Adobe (1) | 15,592 | 7,167 |
| Anaplan (1) | 7,400 | 481 |
| ANSYS (1) | 5,500 | 1,875 |
| Aspen Technology (1) | 4,200 | 632 |
| Atlassian, Class A (1) | 10,391 | 2,470 |
| Autodesk (1) | 7,791 | 2,150 |
| Avalara (1) | 12,600 | 1,977 |
| Bentley Systems, Class B | 2,449 | 109 |
| Bill.com Holdings (1) | 11,892 | 1,962 |
| Cadence Design Systems (1) | 18,289 | 2,580 |
| Ceridian HCM Holding (1) | 6,263 | 562 |
| Citrix Systems | 3,200 | 427 |
| Coupa Software (1) | 10,249 | 3,549 |
| Crowdstrike Holdings, Class A (1) | 15,054 | 3,252 |
| Databricks, Acquisition Date: 7/24/20 - 8/28/20, Cost $82 (1)(2)(4) | 1,711 | 303 |
| Datadog, Class A (1) | 10,249 | 978 |
| DocuSign (1) | 17,355 | 3,934 |
| Dynatrace (1) | 8,948 | 445 |
| Five9 (1) | 8,706 | 1,613 |
| Fortinet (1) | 8,900 | 1,503 |

| | | |
|---|---|---|
| Gitlab, Class B, Acquisition Date: 12/15/20, Cost $190 (1)(2)(4) | 4,720 | 189 |
| Guidewire Software (1) | 1,896 | 210 |
| HubSpot (1) | 6,100 | 3,142 |
| Intuit | 14,500 | 5,657 |
| Manhattan Associates (1) | 3,400 | 418 |
| Microsoft | 132,325 | 30,750 |
| nCino (1) | 3,834 | 262 |
| NortonLifeLock | 7,600 | 148 |
| Palo Alto Networks (1) | 5,300 | 1,899 |
| Paycom Software (1) | 7,648 | 2,862 |
| Paylocity Holding (1) | 3,500 | 669 |
| Procore Technologies, Acquisition Date: 7/15/20 - 12/9/20, Cost $69 (1)(2)(4) | 1,246 | 79 |
| Proofpoint (1) | 5,400 | 653 |
| PTC (1) | 15,200 | 2,081 |
| Qualtrics International, Class A (1) | 6,232 | 237 |
| RingCentral, Class A (1) | 7,712 | 2,916 |
| salesforce.com (1) | 48,503 | 10,501 |
| ServiceNow (1) | 9,800 | 5,228 |
| Smartsheet, Class A (1) | 8,200 | 568 |
| Splunk (1) | 17,382 | 2,486 |
| SS&C Technologies Holdings | 20,879 | 1,384 |
| Synopsys (1) | 18,227 | 4,469 |
| Tanium, Class B, Acquisition Date: 9/24/20, Cost $52 (1)(2)(4) | 4,598 | 52 |
| Trade Desk, Class A (1) | 4,200 | 3,383 |
| Tyler Technologies (1) | 6,294 | 2,917 |
| Vimeo, Class A, Acquisition Date: 1/25/21, Cost $420 (1)(2)(4) | 12,951 | 432 |
| Workday, Class A (1) | 15,074 | 3,696 |
| Workiva (1) | 1,100 | 111 |
| Zendesk (1) | 6,179 | 903 |
| Zoom Video Communications, Class A (1) | 8,200 | 3,064 |
| | | 129,335 |
| **Technology Hardware, Storage & Peripherals 4.4%** | | |
| Apple | 279,200 | 33,856 |
| Pure Storage, Class A (1) | 6,700 | 156 |
| | | 34,012 |
| Total Information Technology | | 329,960 |
| **MATERIALS 1.3%** | | |
| **Chemicals 0.7%** | | |
| Air Products & Chemicals | 2,400 | 613 |
| Albemarle | 1,300 | 204 |
| Linde | 6,100 | 1,490 |
| PPG Industries | 5,500 | 742 |

| | | |
|---|---|---|
| RPM International | 7,300 | 581 |
| Sherwin-Williams | 2,438 | 1,659 |
| | | 5,289 |
| **Construction Materials 0.2%** | | |
| Vulcan Materials | 9,300 | 1,553 |
| | | 1,553 |
| **Containers & Packaging 0.4%** | | |
| Avery Dennison | 2,982 | 522 |
| Ball | 28,900 | 2,468 |
| Sealed Air | 5,000 | 210 |
| | | 3,200 |
| **Metals & Mining 0.0%** | | |
| Kirkland Lake Gold | 4,475 | 147 |
| | | 147 |
| Total Materials | | 10,189 |
| **REAL ESTATE 0.2%** | | |
| **Equity Real Estate Investment Trusts 0.2%** | | |
| Equinix, REIT | 1,000 | 648 |
| SBA Communications, REIT | 3,800 | 970 |
| | | 1,618 |
| **Real Estate Management & Development 0.0%** | | |
| WeWork, Class A, Acquisition Date: 12/9/14, Cost $26 (1)(2)(4) | 1,753 | 14 |
| | | 14 |
| Total Real Estate | | 1,632 |
| **Total Common Stocks (Cost $343,687)** | | **766,758** |

**CONVERTIBLE PREFERRED STOCKS 0.6%**

| | | |
|---|---|---|
| **HEALTH CARE 0.0%** | | |
| **Health Care Equipment & Supplies 0.0%** | | |
| JAND, Series AA, Acquisition Date: 11/19/20, Cost $20 (1)(2)(4) | 809 | 20 |
| JAND, Series B, Acquisition Date: 11/19/20, Cost $0 (1)(2)(4) | 1 | — |
| Total Health Care | | 20 |
| **INFORMATION TECHNOLOGY 0.6%** | | |
| **Software 0.6%** | | |
| Databricks, Series F, Acquisition Date: 10/22/19, Cost $223 (1)(2)(4) | 5,191 | 921 |
| Databricks, Series G, Acquisition Date: 2/1/21, Cost $252 (1)(2)(4) | 1,419 | 252 |

The accompanying notes are an integral part of these financial statements.

February 28, 2021

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Tax-Efficient Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Tax-Efficient Equity Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks to maximize after-tax growth of capital through investments primarily in common stocks. The fund has two classes of shares: the Tax-Efficient Equity Fund (Investor Class) and the Tax-Efficient Equity Fund–I Class (I Class). I Class shares require a $1 million initial investment minimum, although the minimum generally is waived for retirement plans, financial intermediaries, and certain other accounts. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation  The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available.  Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class annually. A capital gain distribution may also be declared and paid by the fund annually.

Class Accounting  Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Redemption Fees  Prior to April 1, 2019, a 1% fee was assessed on redemptions of fund shares held for less than 365 days to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees were withheld from proceeds that shareholders received from the sale or exchange of fund shares. The fees were paid to the fund and were recorded as an increase to paid-in capital. The fees may have caused the redemption price per share to differ from the net asset value per share.

Capital Transactions  Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

Indemnification  In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

Fair Value  The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures or using pricing vendors; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the services and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund's own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques  Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants.

Valuation Inputs  The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on February 28, 2021 (for further detail by category, please refer to the accompanying Portfolio of Investments):

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities  The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending  The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At February 28, 2021, the value of loaned securities was $4,499,000; the value of cash collateral and related investments was $4,652,000.

Other  Purchases and sales of portfolio securities other than short-term securities aggregated $170,195,000 and $247,165,000, respectively, for the year ended February 28, 2021.

NOTE 4 - FEDERAL INCOME TAXES

Generally, no provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The permanent book/tax adjustments have no impact on results of operations or net assets and relate primarily to the current net operating loss. For the year ended February 28, 2021, the following reclassification was recorded:

Distributions during the years ended February 28, 2021 and February 29, 2020, were characterized for tax purposes as follows:

At February 28, 2021, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. In accordance with federal tax laws applicable to investment companies, all or a portion of losses resulting from (a) net specified losses realized between November 1 and the fund’s fiscal year-end or (b) ordinary losses realized between January 1 and the fund’s fiscal year-end are not recognized for tax purposes until the subsequent year (late-year ordinary loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260% for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. The fee is computed daily and paid monthly. At February 28, 2021, the effective annual group fee rate was 0.28%.

The I Class is subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to this agreement, expenses were waived/paid by and/or repaid to Price Associates during the year ended February 28, 2021 as indicated in the table below. Including this amount, expenses previously waived/paid by Price Associates in the amount of $11,000 remain subject to repayment by the fund at February 28, 2021. Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the year ended February 28, 2021, expenses incurred pursuant to these service agreements were $67,000 for Price Associates and $146,000 for T. Rowe Price Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended February 28, 2021, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Effective January 1, 2020, Price Associates has voluntarily agreed to reimburse the fund from its own resources on a monthly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended February 28, 2021, this reimbursement amounted to $10,000, which is included in Net realized gain (loss) on Securities in the Statement of Operations.

NOTE 6 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. During 2020, a novel strain of coronavirus (COVID-19) resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.

These types of events, such as the global pandemic caused by COVID-19, may also cause widespread fear and uncertainty, and result in, among other things: enhanced health screenings, quarantines, cancellations, and travel restrictions, including border closings; disruptions to business operations and supply chains and customer activity; exchange trading suspensions and closures, and overall reduced liquidity of securities, derivatives, and commodities trading markets; reductions in consumer demand and economic output; and significant challenges in healthcare service preparation and delivery. The fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, the operations of the fund, its investment advisers, and the fund’s service providers may be significantly impacted, or even temporarily halted, as a result of any impairment to their information technology and other operation systems, extensive employee illnesses or unavailability, government quarantine measures, and restrictions on travel or meetings and other factors related to public emergencies.

Governmental and quasi-governmental authorities and regulators have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price Tax-Efficient Funds, Inc. and
Shareholders of T. Rowe Price Tax-Efficient Equity Fund

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Tax-Efficient Equity Fund (constituting T. Rowe Price Tax-Efficient Funds, Inc., referred to hereafter as the “Fund”) as of February 28, 2021, the related statement of operations for the year ended February 28, 2021, the statement of changes in net assets for each of the two years in the period ended February 28, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2021 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
April 20, 2021

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 2/28/21

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

●	$1,021,000 from short-term capital gains,

●	$13,528,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are considered to be independent, i.e., not “interested persons” as defined in Section 2(a)(19) of the 1940 Act, of the Boards of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “interested” directors and officers are employees of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

INDEPENDENT DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Teresa Bryce Bazemore (1959) 2018 [191]	President, Radian Guaranty (2008 to 2017); Chief Executive Officer, Bazemore Consulting LLC (2018 to present); Director, Chimera Investment Corporation (2017 to present); Director, First Industrial Realty Trust (2020 to present); Director, Federal Home Loan Bank of Pittsburgh (2017 to 2019)

Ronald J. Daniels (1959) 2018 [191]	President, The Johns Hopkins University(b) and Professor, Political Science Department, The Johns Hopkins University (2009 to present); Director, Lyndhurst Holdings (2015 to present); Director, BridgeBio Pharma, Inc. (2020 to present)

Bruce W. Duncan (1951) 2013 [191]	President, Chief Executive Officer, and Director, CyrusOne, Inc. (2020 to present); Chief Executive Officer and Director (2009 to 2016), Chair of the Board (2016 to 2020), and President (2009 to 2016), First Industrial Realty Trust, owner and operator of industrial properties; Chair of the Board (2005 to 2016) and Director (1999 to 2016), Starwood Hotels & Resorts, a hotel and leisure company; Member, Investment Company Institute Board of Governors (2017 to 2019); Member, Independent Directors Council Governing Board (2017 to 2019); Senior Advisor, KKR (2018 to present); Director, Boston Properties (2016 to present); Director, Marriott International, Inc. (2016 to 2020)

Robert J. Gerrard, Jr. (1952) 2012 [191]	Advisory Board Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to 2016); Chair of the Board, all funds (since July 2018)

Paul F. McBride (1956) 2013 [191]	Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Dunbar Armored (2012 to 2018)

Cecilia E. Rouse, Ph.D. (1963) 2012 [191]	Dean, Princeton School of Public and International Affairs (2012 to present); Professor and Researcher, Princeton University (1992 to present); Director of Education Studies Committee, MDRC, a nonprofit education and social policy research organization (2011 to 2020); Member, National Academy of Education (2010 to present); Board Member, National Bureau of Economic Research (2011 to present); Board Member of the Council on Foreign Relations (2018 to present); Board Member, The Pennington School (2017 to present); Board Member, the University of Rhode Island (2020 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession of the American Economic Association (2012 to 2018); Vice President (2015 to 2016) and Board Member (2018 to present), American Economic Association

John G. Schreiber (1946) 2001 [191]	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder, Partner, and Cochair of the Investment Committee, Blackstone Real Estate Advisors, L.P. (1992 to 2015); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chair of the Board, Brixmor Property Group, Inc. (2013 to present); Director, Hilton Worldwide (2007 to present); Director, Hudson Pacific Properties (2014 to 2016); Director, Invitation Homes (2014 to 2017); Director, JMB Realty Corporation (1980 to present)

(a)All information about the independent directors was current as of December 31, 2020, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
(b)William J. Stromberg, chief executive officer of T. Rowe Price Group, Inc., the parent company of the Price Funds’ investment advisor, has served on the Board of Trustees of Johns Hopkins University since 2014.

INTERESTED DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

David Oestreicher (1967) 2018 [191]	General Counsel, Vice President, and Secretary, T. Rowe Price Group, Inc.; Chair of the Board, Chief Executive Officer, President, and Secretary, T. Rowe Price Trust Company; Director, Vice President, and Secretary, T. Rowe Price, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Vice President and Secretary, T. Rowe Price International; Vice President, T. Rowe Price Hong Kong (Price Hong Kong), T. Rowe Price Japan (Price Japan), and T. Rowe Price Singapore (Price Singapore); Principal Executive Officer and Executive Vice President, all funds

Robert W. Sharps, CFA, CPA (1971) 2017 [191]	Director and Vice President, T. Rowe Price; President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company

(a)All information about the interested directors was current as of December 31, 2020, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.

OFFICERS

Name (Year of Birth) Position Held With Tax-Efficient Equity Fund	Principal Occupation(s)

Kennard W. Allen (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Ziad Bakri, M.D., CFA (1980) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Andrew S. Davis (1978) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Gregory Dunham, CFA (1974) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Alan S. Dupski, CPA (1982) Principal Financial Officer, Vice President, and Treasurer	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Donald J. Easley, CFA (1971) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

John R. Gilner (1961) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Gary J. Greb (1961) Vice President	Vice President, T. Rowe Price, T. Rowe Price International, and T. Rowe Price Trust Company

Paul J. Krug, CPA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Donald J. Peters (1959) President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Fran M. Pollack-Matz (1961) Vice President and Secretary	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.

Shannon H. Rauser (1987) Assistant Secretary	Assistant Vice President, T. Rowe Price

Weijie Si (1983) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Matthew J. Snowling, CFA (1971) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Alan Tu (1985) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Megan Warren (1968) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; formerly, Executive Director, JPMorgan Chase (to 2017)

Mark R. Weigman, CFA, CIC (1962) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Nina Xu (1987) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $3,315,000 and $3,586,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Tax-Efficient Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	April 20, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	April 20, 2021

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	April 20, 2021